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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 13, 2003


                    Honda Auto Receivables 2003-2 Owner Trust
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                       (Issuer with respect to Securities)
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                        American Honda Receivables Corp.
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             (Exact name of registrant as specified in its charter)



       California                       333-71022                33-0526079
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

   American Honda Receivables Corp.
         700 Van Ness Avenue
         Torrance, California                                        90501
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(Address of Principal Executive Offices)                          (Zip Code)


      Registrant's telephone number, including area code  (310) 781-4100
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                                    No Change
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          (Former name or former address, if changed since last report)




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Item 5.  Other Events

         In connection with the offering of Honda Auto Receivables 2003-2 Owner Trust, described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.
         ---------------------------------------------------------

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibit 99.1 - Related Computational Materials (as defined in
              Item 5 above).



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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    American Honda Receivables Corp.

                                    Registrant



                                    By: /s/ Y. Takahashi
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                                        Name:  Y. Takahashi
                                        Title: President




Dated:  May 13, 2003


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                                  EXHIBIT INDEX




Exhibit No.       Description
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99.1              Related Computational Materials (as defined in Item 5 above).